UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

Bluerock Residential Growth REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices – zip code)

(212) 843-1601

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share
Series T Redeemable Preferred Stock, $0.01 par value per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events.

As previously reported, Bluerock Residential Growth REIT, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 20, 2021, by and among the Company, Badger Parent LLC and Badger Merger Sub LLC.

On September 13, 2022, the Company issued a press release announcing that, in connection with the anticipated closing of the transactions contemplated by the Merger Agreement, the Company will suspend (i) voluntary redemptions of shares of Series B Redeemable Preferred Stock of the Company by the holders thereof, (ii) voluntary redemptions of shares of Series T Redeemable Preferred Stock of the Company by the holders thereof and (iii) exercises of warrants to purchase shares of Common Stock of the Company. The full text of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued September 13, 2022.

104	Cover Page Interactive Data File (formatted as inline XBRL).

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “goal,” “future,” “outlook,” “guidance,” “target,” “estimate” and similar words or expressions, including the negative version of such words and expressions. These forward-looking statements are based upon the Company’s present expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve uncertainty that could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. Investors should not place undue reliance upon these forward-looking statements. Although the Company believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in these forward-looking statements due to numerous factors. Factors that could have a material adverse effect on our operations, future prospects, the proposed acquisition of the Company by Blackstone (the “Acquisition”), and the proposed spin-off of the Company’s single-family rental business to its shareholders (the “Spin-Off”) include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to satisfy any of the conditions to the completion of the Acquisition or the Spin-Off; the risks that the market does not value Bluerock Homes Trust, Inc. (“BHM”) shares at net asset value; the failure to recognize the potential benefits of the Spin-Off due to, among other reasons, BHM’s lack of liquidity, small market size or inability to grow and expand revenues and earnings following the Spin-Off; shareholder litigation in connection with the Acquisition or the Spin-Off, which may affect the timing or occurrence of the Acquisition or the Spin-Off or result in significant costs of defense, indemnification and liability; the effect of the announcement of the Acquisition and the Spin-Off on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the Acquisition and the Spin-Off; the ability to meet expectations regarding the timing and completion of the Acquisition and the Spin-Off; the possibility that any opinions, consents or approvals required in connection with the Spin-Off will not be received or obtained in the expected time frame, on the expected terms or at all; and significant transaction costs, fees, expenses and charges. There can be no assurance that the Acquisition, the Spin-Off or any other transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. There can be no assurance as to the impact of COVID-19 and other potential future outbreaks of infectious diseases on the Company’s or BHM’s financial condition, results of operations, cash flows and performance and those of their respective tenants as well as on the economy and real estate and financial markets, which may impact the timing or occurrence of the Acquisition or the Spin-Off. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2022, its Quarterly Reports on Form 10-Q and other filings by the Company with the SEC. Any forward-looking statement speaks only as of the date on which it is made, and the Company assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Date: September 13, 2022	By:	/s/ Michael L. Konig
	Name:	Michael L. Konig
	Title:	Chief Legal Officer and Secretary